SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement	[ ]	Confidential, For Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

------------------------------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Mutual Funds Trust

(Name of Registrant as Specified in Its Charter)
------------------------------------------------------------------------------------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
------------------------------------------------------------------------------------------------------------------------------------------------------------

(2)	Aggregate number of securities to which transaction applies:
------------------------------------------------------------------------------------------------------------------------------------------------------------

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
------------------------------------------------------------------------------------------------------------------------------------------------------------

(4)	Proposed maximum aggregate value of transaction:
------------------------------------------------------------------------------------------------------------------------------------------------------------

(5)	Total fee paid:
------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ]	Fee paid previously with preliminary materials.
------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:
------------------------------------------------------------------------------------------------------------------------------------------------------------

(2)	Form, Schedule or Registration Statement No.:
------------------------------------------------------------------------------------------------------------------------------------------------------------

(3)	Filing Party:
------------------------------------------------------------------------------------------------------------------------------------------------------------

(4)	Date Filed:
------------------------------------------------------------------------------------------------------------------------------------------------------------

EATON VANCE ADVISERS SENIOR FLOATING-RATE FUND
EATON VANCE INSTITUTIONAL SENIOR FLOATING-RATE FUND
EATON VANCE PRIME RATE RESERVES
EV CLASSIC SENIOR FLOATING-RATE FUND
The Eaton Vance Building
255 State Street
Boston, Massachusetts 02109

Thomas E. Faust Jr. President & Chief Executive Officer Eaton Vance Management

Dear Shareholder:

          Recently, you were advised that the Special Joint Meeting of Shareholders of the Eaton Vance Funds listed above, originally scheduled for November 5, 2007, has been adjourned until January 18, 2008. Although the response to date is favorable, the Funds have not received the necessary votes. Until a sufficient number of votes are obtained, the Special Joint Meeting of Shareholders cannot be held. At this point, we have not received your vote and would greatly appreciate you acting on this matter today.

          We encourage you to utilize one of the following easy options today for recording your vote promptly:

1.       Vote by Telephone. You may cast your vote by telephone by calling the toll free number listed on the enclosed voting instruction form or proxy card and follow the prerecorded information. Please have your proxy information available.

2.       Vote Through the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed voting instruction form or proxy card and follow the instructions on the website. Please have your proxy information available.

3.       Vote by Mail. You may cast your vote by mail by signing, dating and mailing the enclosed voting instruction form or proxy card in the postage-prepaid return envelope provided.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS AND BELIEVES THE PROPOSALS ARE IN THE BEST INTERESTS OF THE SHAREHOLDERS OF EACH FUND.

          If you have any questions regarding anything contained in this letter, please call D.F. King & Co., Inc., toll free at 1-800-755-7250.

          Thank you for your attention to this matter of importance.

Sincerely, /s/ Thomas E. Faust Jr. Thomas E. Faust Jr. President & Chief Executive Officer Eaton Vance Management

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.